UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

DUBLI, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 N. Andrews Avenue, Suite 200

Ft. Lauderdale, FL 33309
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561)362-2381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On May 14, 2015, the Company issued a press release announcing its second quarter and six month financial results for fiscal 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Press Release issued by DubLi, Inc. on May 14, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DubLi, Inc.
(Registrant)

Date: May 14, 2015
By: /s/ Ivan Braiker
Ivan Braiker
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release issued by DubLi, Inc. on May 14, 2015.